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                                                                   Exhibit 10.47

eRESEARCHTECHNOLOGY, INC.
Enabling the Clinical Advantage


                              CONSULTANT AGREEMENT
                              --------------------
                                    ADDENDUM
                                    --------



         This Amendment (this "Amendment") to Consultant Agreement dated May 21, 2001, and amended on December 30, 2002, December 30, 2003 and February 8, 2005 (collectively, the "Agreement") is made this 7th day of February 2006 between eResearchTechnology, Inc. ("Company") and Joel Morganroth ("Executive").

         Company and Executive are parties to the Agreement. Company and Executive now desire to amend a certain provision of the Agreement as set forth in this Amendment, which shall be effective on January 1, 2006.

         Capitalized terms used but not defined herein shall have the meaning given to them in the Agreement.

         NOW, THEREFORE, Company and Executive, each intending to be legally bound hereby, agree as follows:

1.       The Agreement is hereby amended as follows:

         1.1 Section 3. a) is hereby amended and restated to read in its entirety as follows:

               Base fees shall be $282,000/year payable in twelve equal installments of $23,500 by the 15th of each month. Consultant will be eligible for incentive compensation to be determined by the Board of Directors.

2.       Miscellaneous

         2.1 All references to the Agreement in any documents and instruments executed by the parties in connection with the Agreement shall be deemed to refer to the Agreement as the same has been amended through the date hereof, and as the same may be amended in the future.

         2.2 This Amendment may be executed in any number of counterparts and each such counterpart shall be deemed an original, but all such counterparts shall constitute but one and the same agreement.


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         2.3   The Agreement and this Amendment may be modified or amended by the parties hereto only by a written agreement executed by both parties.

         2.4 Except as expressly amended hereby, all of the terms and provisions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed in every aspect.

         2.5 This Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania, without regard to conflicts of laws principles.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed on the date first written above.


By: ______________________________             By: _____________________________
    Joel Morganroth                                Bruce Johnson
                                                   Title: Sr. Vice President &
                                                          Chief Financial
                                                          Officer





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